UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  December 2, 2009

(Date of earliest event reported)

D E E R E  &  C O M P A N Y

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                        Other Events.

On December 2, 2009 the Board of Directors of Deere & Company elected Samuel R. Allen to succeed Robert W. Lane as Chairman of the Board of Deere & Company, effective immediately following the Deere & Company annual meeting of stockholders on February 24, 2010, at which time Mr. Lane’s term as a director will expire. The Board also voted to reduce the size of the Board to 11 members, effective at the same time as Mr. Allen becomes Chairman.

Item 9.01                                        Financial Statements and Exhibits

(d)        Exhibits.

(99.1)   Deere & Company News Release dated December 3, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ Gregory R. Noe
Gregory R. Noe
Secretary

Dated: December 3, 2009

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Deere & Company News Release dated December 3, 2009.